UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware ------------	1-10706 ----------	38-1998421 ---------------
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(214) 462-6831
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company         [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         [ ]

ITEM 7.01	REGULATION FD DISCLOSURE.

Comerica Incorporated (“Comerica”) today issued a press release announcing that it has reported its 2017 company-run stress test results, as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The information is available in the Investor Relations section of Comerica's website at investor.comerica.com, on the “Regulatory Disclosures” page under "Financial Reports." A copy of the summary results that will be posted on Comerica’s website and a copy of the press release are being furnished as Exhibit 99.1 and 99.2, respectively, to this report and are incorporated by reference under this Item 7.01. Information contained on Comerica's website is not incorporated by reference into this report.

The information in Items 7.01 and 9.01 of this report (including Exhibits 99.1 and 99.2 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1    Summary Results of Dodd-Frank Act Stress Test
99.2    Press Release dated June 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ John D. Buchanan

Name:	John D. Buchanan

Title:	Executive Vice President-Chief Legal Officer

Date: June 22, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Summary Results of Dodd-Frank Act Stress Test

99.2	Press Release dated June 22, 2017